  Ryerson Investor Presentation August 11, 2021 Eddie Lehner President & Chief Executive Officer Jim Claussen Executive Vice President & Chief Financial Officer Mike Burbach Chief Operating Officer Exhibit 99.1

31 Important Information About Ryerson Holding Corporation These materials do not constitute an offer or solicitation to purchase or sell securities of Ryerson Holding Corporation (“Ryerson” or “the Company”) or its subsidiaries and no investment decision should be made based upon the information provided herein. Ryerson strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at https://ir.ryerson.com/financials/sec-filings/default.aspx. This site also provides additional information about Ryerson. Safe Harbor Provision Certain statements made in this presentation and other written or oral statements made by or on behalf of the Company constitute "forward-looking statements" within the meaning of the federal securities laws, including statements regarding our future performance, as well as management's expectations, beliefs, intentions, plans, estimates, objectives, or projections relating to the future. Such statements can be identified by the use of forward-looking terminology such as “objectives,” “goals,” “preliminary,” “range,” "believes," "expects," "may," "estimates," "will," "should," "plans," or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy. The Company cautions that any such forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements as a result of various factors. Among the factors that significantly impact our business are: the cyclicality of our business; the highly competitive, volatile, and fragmented metals industry in which we operate; fluctuating metal prices; our substantial indebtedness and the covenants in instruments governing such indebtedness; the integration of acquired operations; regulatory and other operational risks associated with our operations located inside and outside of the United States; impacts and implications of adverse health events, including the COVID-19 pandemic; work stoppages; obligations under certain employee retirement benefit plans; the ownership of a majority of our equity securities by a single investor group; currency fluctuations; and consolidation in the metals industry. Forward-looking statements should, therefore, be considered in light of various factors, including those set forth above and those set forth under "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2020, and in our other filings with the Securities and Exchange Commission. Moreover, we caution against placing undue reliance on these statements, which speak only as of the date they were made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events or circumstances, new information or otherwise. Non-GAAP Measures Certain measures contained in these slides or the related presentation are not measures calculated in accordance with generally accepted accounting principles (“GAAP”). They should not be considered a replacement for GAAP results. Non-GAAP financial measures appearing in these slides are identified in the footnotes. A reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures is included in the Appendix.

Ryerson Investment Case Leading metals service center Positive secular market dynamics Financial & operating model transformation Successful record of M&A and Organic Growth Initiatives Returning cash to shareholders Growing book value and strong free cash flow yield

Ryerson Holding Corporation – RYI (NYSE) 179 years of continuous operations, based in Chicago Leading metals processor and distributor 100 locations across North America and China 40K+ customers 75K+ products 24/7 e-commerce platform  Values represented above are approximations as of the end of Q2 2021

At Nexus of Fragmented $250 Billion Industry SUPPLIERS Manufacture metals Produce and ship large volumes Have long and potentially volatile lead times CUSTOMERS Require a variety of products/services Purchase in smaller quantities Seek value-added attributes-based partnership Inventory of 75k owned metal products plus more than 50k "virtually" mapped items Interconnected North American network with over 90 Company operated locations and over 400 third party mapped locations Product and end-market expertise OUR POSITION IN THE VALUE CHAIN PROVIDES: RISK MANAGED AND VALUE-ADDED SUPPLY CHAIN SERVICES COUNTERCYCLICAL CASH FLOWS ON-DEMAND PRODUCTS AND SERVICES NETWORK REACH TO ALL POINTS OF FRAGMENTATION

Intelligent Network of Service Centers 100 Company Operated Locations Hundreds of "Virtual" Locations Dedicated Logistics Network Availability, Speed, Ease, Consistency Advanced Value-Add Diversified Creating great customer experiences at Speed, Scale, & Consistency in a fragmented industrial metals marketplace Values represented above are approximations as of the end of Q2 2021 Virtual locations represent connected sources of material across Ryerson's geography

Ryerson “Periodic Table” METAL SHAPE PROCESSING CARBON STAINLESS ALUMINUM FAB BURN/CUT AS IS CONTRACT TRANSACTIONAL FLAT LONG PLATE ATTRACTIVE PRICE MARGIN COMBINATIONS • CARBON, FLAT, CONTRACTUAL OR TRANSACTIONAL • PLATE, COMPLEX FABRICATION, TRANSACTIONAL • STAINLESS, ALUMINUM  LONG, TRANSACTIONAL • ALUMINUM, FLAT, CONTRACTUAL • CARBON, LONG, AS-IS, TRANSACTIONAL • STAINLESS, FLAT, CONTRACTUAL FAB BURN/CUT AS IS How Ryerson Delivers Value to its Customers

Mix: Carbon 50% / Bright Metals 50% Ryerson Diversified Stainless Steel Aluminum Carbon & Alloy Nickel Alloys Brass & Copper Product percentages are based on 2020 sales as disclosed in Ryerson’s Annual Report on Form 10-K for the year ended December 31, 2020.

End Market Expertise Ryerson Diversified 25% Industrial Machinery & Equipment18% 14% 11% 9% 9% 6% 4%Oil & Gas 4%All Other Electric Vehicles Cloud Infrastructure Automation Renewable Energy E-Commerce Logistics Infrastructure Infrastructure investment and secular growth trends: End market percentages are based on 2020 sales as disclosed in Ryerson’s Annual Report on Form 10-K for the year ended December 31, 2020.

Secular Trends Support Durable Recovery Above trend infrastructure investment Trade policy rebalancing ESG impacts on industry cost and price curve Decarbonization favoring North American manufacturing Growth and employment oriented  monetary policy Reshoring/Onshoring Domestic supplier consolidation Global taxation policy discussions

’30-’39 ’40-’49 ’50-’59 ‘60-’69 ’70-’79 ’80-’89 ’90-’99 ’00-’09 ’10-’19 Source: Standard & Poor’s Financial Services, “Infrastructure: What Once Was Lost Can Now Be Found — The Productivity Boost,” Beth Ann Bovino. Chart data from BEA and S&P Global Economics. Public Spend on Infrastructure as % Of GDP at Record Lows More Than Old Enough 1949 1952 1955 1958 1961 1964 1967 1970 1973 1976 1979 1982 1985 1988 1991 1994 1997 2000 2003 2006 2009 2012 2015 2018 Source: Commerce Department 1940 high: 20.6 years 2009, 1.70 1967, 2.48 Average age of fixed assets and consumer durables Infrastructure Spend, Long Overdue Lack of infrastructure and long-life equipment investment is a root cause of societal dysfunction and decline. "It’s Time to Build.”1 1 Andreessen, Marc. “IT'S TIME TO BUILD.” Andreessen Horowitz, a16z.com/2020/04/18/its-time-to-build/.

US Industrial Production & MSCI Tons (M) Commodity Prices Since Jan. 2020 Sources: Bloomberg: prices through July 31, 2021; Federal Reserve: industrial production index monthly year-over-year change. Market Conditions -  More Than Meets The Eye +208%

Ryerson Foundational Pillars INDUSTRY-LEADING PERFORMANCE MARGIN EXPANSION OPERATIONAL EFFICIENCY Market share growth through redefining the customer experience Multi-channel sales and distribution platform Investment in value-added capabilities Strategic acquisitions Digitalization roadmap PROFITABLE GROWTH Product and customer mix optimization Value-added processing Value-driven pricing Supply chain innovation, architecture and leadership Expense and working capital leadership Significant operating leverage Speed Consistency

Financial Transformation $M *Net debt is calculated as total debt less cash & cash equivalents and fair value of AM Castle shares. Net Debt* Pension Benefit Liability Annual Fixed Cash Commitments $572 $147 $112 Decreased net debt, legacy liabilities and fixed cash commitments since IPO $M $M

Improved Operating Model Adjusted EBITDA excl. LIFO Cash Conversion Cycle Gross Margin excl. LIFO $167 34 Days Improved EBITDA generation, cash conversion cycle and margins while continuing to maintain best in class expense leverage since IPO Days $M $M 4.5%

Where’s the EV? $M Enterprise Value EV/EBITDA Multiple This frames the equity alpha opportunity especially with shareholder returns established *IPO defined as Q3 2014 TTM

New or expanded value-add capabilities Digital evolution through e-commerce, pricing analytics, and quoting tools Leveraging industry and functional expertise across the company Supply chains – visualization/virtualization Inventory – offering more selection of in-house and mapped products Strategically located network of capabilities Logistics – speed, access, visibility, service  $112M capex centered on value-added processing and intelligent systems* Growth and Digital Investments *Represents spend from 2014 to Q2 2021

12 strategic acquisitions since 2010 Acquired capabilities that enhance the customer experience Accretive to gross margin & Adj. EBITDA excl. LIFO Focus on value-added processing  Broaden transactional customer portfolio  Enhance supply chain network and service points Successful Record of M&A Accretive bolt-on of specialized processors; Transformational acquisition of CS&W Singer Steel

RYERSON

CS&W Transformative Acquisition

A stronger brand that has repaid $164M purchase price; $30M of Adj. EBITDA excl. LIFO in H1 2021

2018	2019 > 2020	2021 > 2022	2023

Rationalize

- ❿Phase I expense synergies
- ❿Satellite facility closure
- ❿Revenue retention focus
- ❿Inventory reduction
- ❿Monetized closed sites

Stabilize & Optimize

- ❿Restructure sales team
- ❿Implement analytics
- ❿Consolidate properties
- ❿ERP conversion
- ❿Back-office consolidation
- ❿Bar processing upgrade

Re-focus, Re-tool & Grow

- ❿ Monetize non-core assets
- ❿ New long products hub
- ❿ Optimize carbon flat roll

Unified, Profitable Business Platform

Mid-cycle targets
Revenue $600M
Adj. EBITDA excl. LIFO $50M

19

Valuation Comparison High leverage contributed to an EV/EBITDA multiple that lagged industry, despite a strong free cash flow yield Ryerson valuation has averaged 5.9x EV/EBITDA over the past five years (excl. 2020 pandemic year) On declining debt and legacy liabilities, coupled with higher EBITDA and a shareholder capital allocation plan, valuation gap should narrow *Avg. Competitor includes Klockner, Olympic, Reliance and Russel

Enterprise Value shift from debt to equity underway Returning Cash to Shareholders $0.08 per Share Quarterly return of capital to investors and $50M Option to repurchase outstanding shares from excess liquidity Enabled by: +$100M  Reduction in annual fixed cash commitments since IPO achieved via debt repayment and legacy liability de-risking $890M Strong liquidity position as of Q2 2021 achieved by successful working capital management *The actual declaration of future cash dividends and the establishment of record and payment dates is subject to final determination by the Board each quarter after its review of the Company’s financial performance.

Free cash flow yield over past 26 quarters was well above our publicly-traded peers and compares favorably to S&P 500 composite yield, which did not exceed 4% during this time Industry Leading Free Cash Flow Yield Growing BV and Strong Free Cash Flow Yield *Free cash flow calculated as net cash flow provided by (used in) operating activities plus proceeds from sales of property, plant, & equipment, less capital expenditures. *Market capitalization represents an average of the beginning and ending shares outstanding, multiplied by average daily share price. Book Value Growth of $0.5B Since 2010

Shifting EV Mix Enables Higher Equity IPO* Q2 2021 Expected Outlook TTM Adj. EBITDA, excl. LIFO $219 $386 EV Multiple 7.8x 3.7x EV $1,715 $1,414 Net debt $1,135 $563 Pension/OPEB Liability* $170 $95 Equity Value $410 $756 Share Price $12.80 $19.66 Shares Outstanding 32.0 38.5 - *IPO defined as Q3 2014 TTM; *Pension/OPEB Liability is net of tax;  Q2 2021 share price as of 8/9/2021. Adj. EBITDA excl. LIFO Q3 2021 guidance implies TTM $563-567M, or a $2.1B EV, assuming a constant Q2 2021 EV multiple or $3.3B at a 5.9x historical multiple July $150M Note redemption furthers debt reduction and validates this strategic priority Legacy liabilities continue to decline as we de-risk our pension plan Declining fixed obligations, combined with improving results shifts Enterprise Value to benefit of equity stakeholders

Cash Flow Funds Dividend and Operations * Free Cash Flow does not include growth capex **Share price as of 8/9/2021. ***Estimated depreciation and amortization of $55M ****Q3 ‘21 TTM based on guidance issued in Q2 ‘21 earnings release Based on four-year average Adj. EBITDA, Ryerson's free cash flows after fixed cash commitments allows ample funds to support growth capex, organic and inorganic growth initiatives and quarterly dividend

The time to invest in the renewal and modernization of our infrastructure is now.  That goes beyond the clichés of potholes and traffic jams, extending out to the mobility, energy, communications, and wellness infrastructures that we all rely on for every interaction with the world today. Metal provides the foundation for such efforts. It is the essential material of our time. The most sustainable material at-scale and in mass in the world, marking humankind’s progress throughout history. It’s time to build. And it’s time to elevate the issue: Why Metal Matters.

Next Phase Targets 6% N.A. Market Share 15% Value-Add Sales Mix 20%  Gross Margin excl. LIFO 1.5x Net Debt / Adj. EBITDA excl. LIFO $600M|$50M CS&W Net Sales & Adj. EBITDA excl. LIFO Note: Targets are based on 3-year window; Service center industry growth assumed consistent with 2018 tons shipped and average selling prices consistent with Ryerson historical average prices Creating the industry’s best customer experience with speed, scale and consistency

Eddie Lehner President and Chief Executive Officer | 6 years 9 years at Ryerson 32 years of industry experience Mike Burbach Chief Operating Officer | <1 year 37 years at Ryerson 37 years of industry experience Molly Kannan Controller and Chief Accounting Officer | 6 years 13 years at Ryerson 13 years of industry experience Mark Silver Executive Vice President, General Counsel, & Chief HR Officer | 6 years 9 years at Ryerson 9 years of industry experience Jim Claussen Executive Vice President and Chief Financial Officer | <1 year 20 years at Ryerson 27 years of industry experience John Orth Executive Vice President - Operations | 4 years 4 years at Ryerson 29 years of industry experience Srini Sundarrajan Chief Information Officer | 3 years 3 years at Ryerson 3 years of industry experience X years represents years in current role Experienced Management Team

Ryerson Investment Case Conclusion Leading metals service center Positive secular market dynamics Financial & operating model transformation Successful record of M&A and Organic Growth Initiatives Returning cash to shareholders Growing book value and strong free cash flow yield Creating great customer experiences at Speed, Scale, & Consistency in a fragmented industrial metals marketplace

Appendix

Deleveraging Drives Shareholder Value *Net debt calculated as total debt less cash & cash equivalents, fair value of AM Castle shares, and restricted cash. Reduced net debt by $116M in the first half of 2021 to $563M Achieved a leverage ratio of 1.5x, well within the Company’s long-term target range Utilized proceeds from sale-leaseback transaction in July to redeem $100M of 8.5% Notes at 104% Completed our second $50M Notes redemption at 103% using cash on hand in July Net Debt ($M)  2012 Refinance 2016 Refinance 2020 Refinance Current Principal Amount $900 $650 $500 $300 Coupon 9.75% 11.00% 8.50% 8.50% Annual Interest $88 $72 $43 $26 Interest Expense ($M)

Since 2014, fixed cash commitments are down +$100M per year Reduction in Fixed Cash Commitments $M 2021F Includes $12M of deferred pension allowed under the CARES Act

Generated $1.2B of FCF 2008-2020 despite business cycles and capital expenditures of $390M Generating Significant Free Cash Flow Through the Cycle Improved operating profile expected to generate higher through-the-cycle quality of earnings & less cash flow generation volatility to fuel value shift to equity shareholders and future growth investment

Generated significant EPS in Q2 2021 while using less cash flow from operations vs 3Q 2018, a relevant comparison from the last cyclical upturn of 2016-2018  EPS & Operating Cash Flow per Share

31 Note: EBITDA represents net income before interest and other expense on debt, provision for income taxes, depreciation, and amortization. Adjusted EBITDA gives further effect to, among other things, reorganization expenses, gain or loss on retirement of debt, loss on pension settlement, purchase consideration and other transaction costs, and foreign currency transaction gains and losses. We believe that the presentation of EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), provides useful information to investors regarding our operational performance because they enhance an investor’s overall understanding of our core financial performance and provide a basis of comparison of results between current, past, and future periods. We also disclose the metric Adjusted EBITDA, excluding LIFO expense (income), to provide a means of comparison amongst our competitors who may not use the same basis of accounting for inventories. EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), are three of the primary metrics management uses for planning and forecasting in future periods, including trending and analyzing the core operating performance of our business without the effect of U.S. generally accepted accounting principles, or GAAP, expenses, revenues, and gains (losses) that are unrelated to the day to day performance of our business. We also establish compensation programs for our executive management and regional employees that are based upon the achievement of pre-established EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), targets. We also use EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), to benchmark our operating performance to that of our competitors. EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), do not represent, and should not be used as a substitute for, net income or cash flows from operations as determined in accordance with generally accepted accounting principles, and neither EBITDA, Adjusted EBITDA, and Adjusted EBITDA, excluding LIFO expense (income), is necessarily an indication of whether cash flow will be sufficient to fund our cash requirements. This release also presents gross margin, excluding LIFO expense (income), which is calculated as gross profit minus LIFO expense (income), divided by net sales. We have excluded LIFO expense (income) from gross margin and Adjusted EBITDA as a percentage of net sales metrics in order to provide a means of comparison amongst our competitors who may not use the same basis of accounting for inventories as we do. Our definitions of EBITDA, Adjusted EBITDA, Adjusted EBITDA, excluding LIFO expense (income), gross margin, excluding LIFO expense (income), and Adjusted EBITDA, excluding LIFO expense (income), as a percentage of sales may differ from that of other companies. Adjusted Net income (loss) and Adjusted Earnings (loss) per share is presented to provide a means of comparison with periods that do not include similar adjustments. Non-GAAP Reconciliation

Non-GAAP Reconciliation: Adjusted EBITDA, excl. LIFO *Provision (benefit) for income taxes includes reversals for valuation allowance related to deferred tax assets

Non-GAAP Reconciliation: Adjusted EBITDA, excl. LIFO - Annual

Non-GAAP Reconciliation: Adjusted EBITDA, excl. LIFO – Annual Continued Net income includes gain on bargain purchase of $70M in 2018 for acquisition of CS&W and includes a favorable vacation accrual adjustment of $11M in 2019.

Non-GAAP Reconciliations: Net Debt Quarterly Annual